Exhibit 99.1

Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgages for Rithm Capital (the “Client”). The Review was conducted from April 2022 to May 2022 on mortgage loans with origination dates from August 2021 through October 2021 via files imaged and provided by the Client for review.

(2) Sample size of the assets reviewed.

The initial population consisted of four (4) mortgage loans. There were zero (0) loans removed from the initial population. As a result, the final population of the Review contained four (4) loans totaling an aggregate original principal balance of approximately $9.732 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is all of the mortgage loans in the securitization population.

(4) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology. Please note that these loans were not reviewed to any Rating Agency Criteria

DOCUMENT REVIEW

For each Loan, AMC reviewed the Loan File and verified whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical: (a) credit application, (b) credit report, (c) income documentation (i.e., tax returns, audited and/or unaudited financials, as applicable), (d) asset documentation (i.e. bank statements, balance sheets, personal financial statements and/or income statements, as applicable), (e) sales contract or final HUD, (f) hazard or builder’s risk and/or flood insurance policies, (g) appraisal or desktop valuation inspection (“DVI”), (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) entity formation documents and (m) background check.

CREDIT REVIEW

The credit review focused on the borrower’s experience in property rehabilitation, and their credit profile. Conformity to applicable guidelines were all assessed during the review and variances noted. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

Credit Application

For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers and (b) the application is substantially filled out.

Credit Report

AMC verified (a) a credit report is present for each guarantor, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Borrowing Entity

AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals and business entities.

Rehab Funds

AMC noted the funds required for rehab, total repair budget and funds distribution schedule if applicable. In addition, AMC reviewed the file for contractor licensing and experience, if applicable.

Asset Review

AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may have included: (a) bank account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

1 | P a g e

Valuation Review

AMC reviewed the provided valuation product to verify (a) that the address on the valuation is materially the same as the property address on the note, (b) that there is an ‘As Is’ and ‘As Repaired’ value if applicable and (c) that the valuation product and property type meet the appropriate guidelines. If the valuation product is a full appraisal AMC will also verify the appraiser licensing and the reasonability of the comparables.

Insurance

AMC (a) verified that hazard or builder’s risk insurance meets the minimum required amount of coverage in the guidelines, (b) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (c) for properties in a flood zone per the flood cert, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title

AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Reviewed for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background

To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for a background check in each file and will review the results of the background check in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC compared data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies were noted.

(5) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the “as is” and/or “after repair” value of the underlying property. AMC’s review included verifying the third-party appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” or “after repair” basis as applicable or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non- conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception. Please note that a secondary valuation was not obtained or reviewed.

2 | P a g e

(6) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(7) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued. SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

3 | P a g e

Item 5. Summary of findings and conclusions of review

OVERALL REVIEW RESULTS SUMMARY

Of the four (4) mortgage loans reviewed, all four (4) mortgage loans (100.00%) received a “1” or “2” overall grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
1	2	50.00%
2	2	50.00%
3	0	0.00%
Total	4	100.00%

CREDIT RESULTS SUMMARY

Of the four (4) mortgage loans reviewed, all four (4) mortgage loans (100.00%) received a “1” or “2” credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
1	2	50.00%
2	2	50.00%
3	0	0.00%
Total	4	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of the four (4) mortgage loans reviewed, all four (4) mortgage loans (100.00%) received a “1” property/valuation grade. A secondary valuation was not obtained or reviewed for these products.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
1	4	100.00%
2	0	0.00%
3	0	0.00%
Total	4	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “2”, level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review.

Exception Type	Final Exception Rating	Exception Category	Total
Credit	2	Borrower and Mortgage Eligibility	1
		Guideline	1
		Total Credit Grade (2) Exceptions:	2
Total Credit Exceptions:			2
Grand Total:			2

4 | P a g e

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four (4) loans reviewed, one (1) unique loan had one (1) different tape discrepancy across one (1) data field.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	4	0.00%	4
Amortization Type	0	4	0.00%	4
As-Is Value Used For LTV Calculation	0	4	0.00%	4
City	0	4	0.00%	4
Contract Sales Price	0	4	0.00%	4
First Payment Date	0	4	0.00%	4
Lien Position	0	4	0.00%	4
Loan to Cost (LTC)	0	4	0.00%	4
Maturity Date	0	4	0.00%	4
Note Date	0	4	0.00%	4
Original As-Is LTV	0	4	0.00%	4
Original Interest Rate	0	4	0.00%	4
Original Loan Amount	0	4	0.00%	4
Original Term	0	4	0.00%	4
Post Rehab/After Repair Value	0	2	0.00%	4
Prepayment Penalty Period(months)	0	4	0.00%	4
Repair Budget	0	2	0.00%	4
Representative FICO	1	4	25.00%	4
State	0	4	0.00%	4
Street	0	4	0.00%	4
Zip	0	4	0.00%	4
Total	1	80	1.25%	4

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	4	100.00%	$9,731,725.00	100.00%
Total	4	100.00%	$9,731,725.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	4	100.00%	$9,731,725.00	100.00%
Total	4	100.00%	$9,731,725.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	3	75.00%	$1,190,500.00	12.23%
Rate/Term Refinance - Borrower Initiated	1	25.00%	$8,541,225.00	87.77%
Total	4	100.00%	$9,731,725.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	4	100.00%	$9,731,725.00	100.00%
Total	4	100.00%	$9,731,725.00	100.00%

5 | P a g e

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1	25.00%	$250,000.00	2.57%
Condo, Low Rise	1	25.00%	$220,500.00	2.27%
3 Family	1	25.00%	$720,000.00	7.40%
21-40 Unit Multi-Family	1	25.00%	$8,541,225.00	87.77%
Total	4	100.00%	$9,731,725.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	4	100.00%	$9,731,725.00	100.00%
Total	4	100.00%	$9,731,725.00	100.00%

6 | P a g e